                                                                   EXHIBIT 10.3


                       FIFTH AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT

         This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), is dated as of August 7, 2001, by and among AHL SERVICES, INC. ("AHL"), ARGENBRIGHT, INC. ("Argenbright"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings"), ADI ALPHA HOLDING GMBH ("ADI Alpha"), TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT, ("Tuja"), EMD GESELLSCHAFT FUR PERSONALDIENSTLEISTUNGEN GMBH & CO. KG, ASCHAFFENBURG ("EMD Aschaffenburg"), and AHL EUROPE LIMITED ("AHL Europe Limited"; together with AHL, Argenbright, U.S. Holdings, ADI Alpha, Tuja, and EMD Aschaffenburg, collectively referred to as the "Borrowers"), the undersigned financial institutions listed on the signature pages hereto as Lenders, and First Union National Bank, a national banking association ("First Union"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         WHEREAS, the Lenders, the Administrative Agent and the Borrowers are parties to that certain Second Amended and Restated Credit Agreement dated as of October 15, 1999, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of November 23, 1999, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 24, 2000, that certain Consent, Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of December 20, 2000, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of March 19, 2001, and that certain Consent dated as of June 27, 2001 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); and

         WHEREAS, at the request of the Borrowers, the Lenders and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement as set forth herein, upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of each of the conditions precedent set forth in Section 4 of this Amendment, the Borrowers, the Lenders and the Administrative Agent hereby agree that the Credit Agreement be, and it hereby is, amended as follows:

         1.1      Amendments to Section 1.1.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

                  "Clawback Obligation" shall mean the obligation of AHL and/or certain Subsidiaries of AHL to pay Securicor up to $10,000,000 in an adjustment to the purchase price paid by Securicor at the closing of the Aviation Business Sale, as set forth in the Securicor Sale Agreement.

                  "Deemed Net Income Amount" means (i) for the fiscal quarter ending September 30, 2000, $4,606,000 and (ii) for the fiscal quarter ending December 31, 2000, ($271,000).

                  "Deemed Pro Forma EBITDA Amount" means (i) for the fiscal quarter ending September 30, 2000, $13,062,000 and (ii) for the fiscal quarter ending December 31, 2000, $4,432,000.

                  "Fifth Amendment Date" means the "Effective Date" as defined in the Fifth Amendment to Second Amended and Restated Credit Agreement dated as of August ___, 2001 among the Borrowers, the Agent, and Required Lenders.

                  "Permitted German Acquisition" means the acquisition by Argenbright Transportation of all of the equity interests in Frei GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("Frei"), for an aggregate purchase price not to exceed the Dollar equivalent (as of the closing date) of $1,000,000, provided (i) that following the closing of such acquisition Frei is merged with and into EMD Aschaffenburg, with EMD Aschaffenburg being the surviving entity of such merger, and (ii) that Borrowers shall deliver such documents and agreements in connection with such acquisition and merger as the Administrative Agent shall reasonably request.

                  "Securicor" means Securicor plc, a company organized under the laws of England and Wales, its subsidiaries and affiliates, and their respective successors and assigns, collectively, or any one of them, as the context indicates.

                  "Securicor Sale Agreement" means the Acquisition Agreement, dated as of December 14, 2000, among Securicor plc, Securicor Georgia, Inc., AHL, Argenbright, U.S. Holdings, Argenbright Security, European Holdings, and AHL Europe Limited.

                  (b) Section 1.1 of the Credit Agreement is hereby amended by amending the following existing definitions to read in their entirety as follows:

                  "Aggregate Commitment" means One Hundred Twenty-Five Million Dollars ($125,000,000).

                  "Debt" means, with respect to AHL and its Subsidiaries, at any date and without duplication, the sum, calculated in accordance with GAAP, of (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by


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         bonds, debentures, notes or other similar instruments of any such
         Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person, except trade payables or accrued liabilities arising in the ordinary course of business not more than ninety (90) days past due or, if more than ninety (90) days past due, being contested by such Person in good faith, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of any such Person, (f) all Contingent Obligations of such Person, (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person, (h) all termination payments which would be due and payable by any such Person pursuant to a Hedging Agreement, and (i) all claims owing, or, if greater, after December 28, 2001 asserted in writing by Securicor to be owing, by AHL or any of its Subsidiaries to Securicor in respect of the Clawback Obligation.

                  (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Adjusted EBITDA," "Assigned Dollar Value Excess," "Deemed Income Amount" and "Foreign Currency Sublimit."

         1.2 Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 2.1 Revolving Loans. Subject to the terms and conditions of this Agreement, each Lender severally but not jointly agrees to make Revolving Loans to the Borrowers jointly and severally from time to time from the Closing Date through the Revolving Facility Termination Date as requested by AHL, on behalf of the Borrowers, in accordance with the terms of Section 2.2; provided that, after giving effect to any amount requested, (i) the aggregate principal amount (reflecting the Assigned Dollar Value of any outstanding Foreign Currency Loans) of all outstanding Revolving Loans shall not exceed the Aggregate Commitment less the sum of (A) the sum of the principal amount of any drawings not reimbursed pursuant to Section 2.5(d) and the undrawn amount of outstanding Letters of Credit (reflecting the Assigned Dollar Value of such unreimbursed drawings made in an Alternative Currency or such undrawn amount of any Letters of Credit payable in an Alternative Currency), (B) the aggregate principal amount of all outstanding Swingline Loans, and (C) the Assigned Dollar Value of all outstanding European Swingline Loans, and (ii) the sum of
         (A) the principal amount of Revolving Loans (reflecting the Assigned Dollar Value of any outstanding Foreign Currency Loans) from any single Lender, plus (B) the principal amount of such Lender's share of any required participations in outstanding Swingline Loans, as required pursuant to Section 2.4, plus (C) the principal amount of such Lender's share of any required participations in outstanding European Swingline Loans, as required pursuant to Section 2.12, plus such Lender's share of any required participations in the outstanding amount of any Letters of Credit (reflecting the Assigned Dollar Value of such unreimbursed drawings made in an Alternative Currency or such undrawn amount of any Letters of Credit payable in an Alternative Currency), as required pursuant to Section 2.5, shall not at any time exceed such Lender's Commitment. Each Revolving Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the


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         aggregate principal amount of Revolving Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Loans hereunder until the Revolving Facility Termination Date.

         1.3 Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended by amending subsection (c) thereof to read in its entirety as follows:

                           (c) Mandatory Repayment and Reduction Upon Net Proceeds Realization. At the time of and upon the consummation of any sale or other disposition of assets producing Net Cash Proceeds, together with all other sales or dispositions of assets during the current Fiscal Year, in excess of $1,000,000, the Borrowers shall apply all Net Cash Proceeds from such sales or other dispositions (including all amounts up to the $1,000,000 minimum triggering amount) to repay the Revolving Loans and the Swingline Loans and reduce the Aggregate Commitment by the amount of such repayment, provided, however, that no reduction in the Aggregate Commitment shall be required to the extent that the Borrowers reinvest the Net Cash Proceeds of such disposition or casualty loss in equipment used or useful in the business of the Borrowers within one hundred eighty
         (180) days after such disposition or casualty loss. The payment shall be applied in the following order: (i) first to Swingline Loans; (ii) secondly, to European Swingline Loans, (iii) thirdly, to Revolving Loans which are Base Rate Loans; and (iv) fourthly, to Revolving Loans made in Dollars which are LIBOR Loans, and (v) finally, to Foreign Currency Loans (other than European Swingline Loans) based upon the Assigned Dollar Value as of the date of such payment.

         1.4      Amendments to Section 3.1.

                  (a) Section 3.1 of the Credit Agreement is hereby amended by amending subsection (d) thereof to read in its entirety as follows:

                           (d) Applicable Margin. The Applicable Margin with respect to Revolving Loans bearing interest determined with reference to the Domestic Base Rate shall be 1.00%. The Applicable Margin with respect to European Swingline Loans bearing interest determined with reference to the Foreign Base Rate shall be 3.00%. The Applicable Margin with respect to LIBOR Rate Loans shall be 2.25%.

                  (b) Section 3.1 of the Credit Agreement is hereby amended by amending subsection (e) thereof to read in its entirety as follows:

                           (e)      [Intentionally deleted.]

         1.5 Amendment to Section 3.2.(a) Section 3.2 of the Credit Agreement is hereby amended by amending the first sentence thereof to read in its entirety as follows:

                  Provided that no Default or Event of Default has occurred and is then continuing, the Borrowers, with respect to Revolving Loans, shall have the option to (i) convert at any time all or any portion of their outstanding Base Rate Loans in a principal amount equal to $2,000,000 or any whole multiple of $100,000 in excess


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                  thereof into LIBOR Rate Loans, (ii) upon the expiration of any Interest Period, convert all or any part of their outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans, and (iii) upon the expiration of its Interest Period, continue any LIBOR Rate Loan in a principal amount of $2,000,000 or any whole multiple of $100,000 in excess thereof as a LIBOR Rate Loan.

         1.6 Amendment to Section 3.3.(a) Section 3.3 of the Credit Agreement is hereby amended by amending subsection (a) thereof to read in its entirety as follows:

                           (a) Facility Fee. Commencing on the Closing Date and continuing through and including the Revolving Facility Termination Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee (the "Facility Fee") on the average daily Aggregate Commitment of the Lenders outstanding at a rate per annum (the "Facility Fee Percentage") (based on a 360 day year) equal to .500%. The Facility Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing September 30, 1999, and on the Revolving Facility Termination Date. Such Facility Fee shall be distributed by the Administrative Agent between the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages.

         1.7 Amendment to Section 6.2.(a) Section 6.2 of the Credit Agreement is hereby amended by amending subsection (c) thereof to read in its entirety as follows:

                           (c) setting forth as at the end of such fiscal quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not AHL and its Subsidiaries were in compliance with the financial covenants set forth in Article VIII hereof as at the end of each respective period.

         1.8 Amendment to Section 8.2.(a) Section 8.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 8.2 Consolidated Total Indebtedness to Consolidated Pro Forma EBITDA. As of any fiscal quarter end, permit the ratio of (a) Consolidated Total Indebtedness of AHL and its Subsidiaries as of such date to (b) Consolidated Pro Forma EBITDA of AHL and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to exceed (i) as of September 30, 2001, 3.85 to 1.00, (ii) as of December 31, 2001,
         3.25 to 1.00, or (iii) as of March 31, 2002 and any fiscal quarter end thereafter, 3.00 to 1.00. For purposes of determining compliance by Borrowers with the covenant set forth in this Section 8.2 for any period containing either the fiscal quarter ending September 30, 2000 or the fiscal quarter ending December 31, 2000, Consolidated Pro Forma EBITDA of AHL and its Subsidiaries for each such fiscal quarter shall be deemed to be the Deemed Pro Forma EBITDA Amount for such fiscal quarter. For purposes of determining compliance by Borrowers with the covenant set forth in this Section 8.2 for any period containing the fiscal quarter ending March 31, 2001, Consolidated Net Income of AHL and its Subsidiaries for such fiscal quarter shall


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         be deemed to be increased by an amount equal to the PIMMS Severance
         Charge.

         1.9 Amendment to Section 8.3.(a) Section 8.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 8.3 Interest Coverage Ratio. As of any fiscal quarter end, permit the Interest Coverage Ratio to be less than (i) as of September 30, 2001, 1.50 to 1.00, or (ii) as of December 31, 2001 and any fiscal quarter end thereafter, 1.75 to 1.00. For purposes of determining compliance by Borrowers with the covenant set forth in this Section 8.3 for any period containing either the fiscal quarter ending September 30, 2000 or the fiscal quarter ending December 31, 2000, (a) Consolidated Net Income of AHL and its Subsidiaries for each such fiscal quarter shall be deemed to be the Deemed Net Income Amount for such fiscal quarter and (b) Interest Expense for each such fiscal quarter shall be deemed to be the Deemed Interest Expense Amount for such fiscal quarter. For purposes of determining compliance by Borrowers with the covenant set forth in this Section 8.3 for any period containing the fiscal quarter ending March 31, 2001, Consolidated Net Income of AHL and its Subsidiaries for such fiscal quarter shall be deemed to be increased by an amount equal to the PIMMS Severance Charge.

         1.10 Amendment to Section 9.1.(a) Section 9.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 9.1 Limitations on Debt. Create, incur, assume or suffer to exist any Debt except (a) the Obligations, (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions reasonably satisfactory to the Administrative Agent, (c) Debt existing on the Closing Date and set forth on Schedule 9.1, (d) Debt consisting of Contingent Obligations permitted by Section 9.2, (e) Debt of any Borrower to any other Borrower, but only if such Debt is subordinated to the Obligations pursuant to the terms and conditions of the Intercompany Subordination Agreement, (f) Debt constituting trade payables and accruals arising in the ordinary course of business of AHL and its Subsidiaries, (g) Debt incurred prior to the Fifth Amendment Date for which any Person acquired by AHL in a transaction consummated prior to the Fifth Amendment Date and permitted by former Section 9.4(g) is obligated, but only if such Debt has as its sole obligor such acquired Person,
         (h) Debt constituting seller financing incurred prior to the Fifth Amendment in connection with a purchase or acquisition consummated prior to the Fifth Amendment Date and permitted by former Section 9.4(g), provided that the aggregate principal amount of all such Debt referred to above in this clause (h) outstanding at any time does not to exceed the Assigned Dollar Value of $10,000,000, and (i) purchase money Debt and Capital Leases secured only by an interest in the property being acquired, but only (x) if the amount of such purchase money Debt and the amount of such Capital Leases attributable to principal, when aggregated with all other purchase money Debt incurred and the principal amounts of Capital Leases entered into by AHL or any of its Subsidiaries pursuant to this clause (i) during the current Fiscal Year, does not exceed $1,500,000 in total, and (y) if the amount of such Capital Leases attributable to principal, when aggregated with all principal amounts of Capital Leases entered into by AHL or any of its Subsidiaries pursuant to this


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         clause (i) during the current Fiscal Year, does not exceed $1,000,000 in total.

         1.11 Amendment to Section 9.4.(a) Section 9.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  SECTION 9.4 Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture, evidence of Debt or other obligation or security, substantially all or a material portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person; or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person; or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

                  (a) investments existing on the Fifth Amendment Date in Wholly-Owned Subsidiaries, joint ventures or minority interests, and the other existing loans, advances and investments described on
         Schedule 9.4;

                  (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the Federal Deposit Insurance Corporation ("FDIC") or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder, or
         (v) money market mutual funds;

                  (c) loans and advances to employees for reasonable and necessary business and travel expenses in the ordinary course of business of AHL and its Subsidiaries;

                  (d) deposits for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business;

                  (e) trade accounts created in the ordinary course of business; and

                  (f)      the Permitted German Acquisition.

         1.12 Amendment to Section 9.6.(a) Section 9.6 of the Credit Agreement is hereby amended


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by amending subsection (b) thereof to read in its entirety as follows:

                           (b) sales of other assets in the aggregate not producing in excess of $1,000,000 in Net Cash Proceeds in any Fiscal Year;

         1.13 Amendment to Schedule.(a) Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as set forth on Schedule
1.1 to this Amendment.

SECTION 2         WAIVER

         AHL has notified the Administrative Agent that an Event of Default has occurred as a result of the Borrowers' failure to comply with Section 8.2 of the Credit Agreement as of June 30, 2001 (the "Existing Event of Default"). Subject to the satisfaction of each of the conditions precedent set forth in
Section 4 of this Amendment, the Lenders and the Administrative Agent hereby waive the Existing Event of Default and the effects thereof.

SECTION 3         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Lenders that: (a) immediately prior to the effectiveness of this Amendment, all of the representations set forth in the Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, (b) after giving effect to this Amendment, all of the representations and warranties set forth in the Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, and (c) there exists no Default or Event of Default under the Credit Agreement or the Loan Documents as of the date hereof (other than the Existing Event of Default).

SECTION 4         CONDITIONS TO EFFECTIVENESS

         The amendments to the Credit Agreement set forth in Section 1 of this Amendment and the waiver set forth in Section 2 of this Amendment all shall become effective on the first day on which each of the following conditions precedent shall have been satisfied (the "Effective Date"):

                  (a) AHL shall have paid to the Administrative Agent, for the account of each Lender signing this approval letter prior to August 7, 2001, a non-refundable amendment fee in an amount equal to .25% of the amount of such Lender's Commitment on such date.

                  (b) The Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrowers and Required Lenders.

                  (c) The Administrative Agent shall have received favorable opinions of counsel to the Borrowers addressed to the Administrative Agent and the Lenders, with respect to each


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         of the Borrowers, this Amendment, and such other matters as the
         Administrative Agent may reasonably request, in form and substance satisfactory to the Administrative Agent.

                  (d) The Administrative Agent shall have received certificates as of a recent date as to the good standing of each Borrower under the laws of their respective jurisdictions of organization (to the extent issued by such jurisdictions).

                  (e) The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Borrower certifying, as applicable, that attached thereto is a true and complete copy of the articles of incorporation or other charter documents of such Person and all amendments thereto (or, that there has been no modification thereto since the last date upon which such charter documents were certified to the Administrative Agent); that attached thereto is a true and complete copy of the bylaws of such Person as in effect on the date of such certification (or, that there has been no modification thereto since the last date upon which such charter documents were certified to the Administrative Agent); that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Person, authorizing the execution, delivery and performance of this Amendment; and as to the incumbency and genuineness of the signature of each officer of such Borrower executing this Amendment.

                  (f) The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.

SECTION 5         MISCELLANEOUS

         5.1 Counterparts. This Amendment may be executed by each party to this Amendment upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

         5.2 General. All references to the Credit Agreement in that document or in any other Loan Document shall mean the Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement or the other Loan Documents, and, except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 Construction. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         5.4 Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of


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law principles thereof.

         5.5 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                     [Signatures appear on following pages]


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.



                                    BORROWERS:

                                    AHL SERVICES, INC.


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                                    [CORPORATE SEAL]


                                    ARGENBRIGHT, INC.


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                                    [CORPORATE SEAL]


                                    ARGENBRIGHT HOLDINGS LIMITED


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                                    [CORPORATE SEAL]


                                    ADI ALPHA HOLDING GMBH


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                                    [CORPORATE SEAL]


                       Signature Page - Fifth Amendment

                                    TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                                    [CORPORATE SEAL]


                                    EMD GESELLSCHAFT FUR
                                    PERSONALDIENSTLEISTUNGEN GMBH & CO.
                                    KG, ASCHAFFENBURG


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                                    [CORPORATE SEAL]


                                    AHL EUROPE LIMITED


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                                    [CORPORATE SEAL]


                       Signature Page - Fifth Amendment

                                    LENDERS:

                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent and Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    FIRST UNION NATIONAL BANK,
                                    LONDON BRANCH, as European Swingline Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    WACHOVIA BANK, N.A., as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    SUNTRUST BANK, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK OF AMERICA, N.A., as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                       Signature Page - Fifth Amendment

                                    FLEET NATIONAL BANK, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    DG BANK DEUTSCHE
                                    GENOSSENSCHAFTSBANK AG CAYMAN
                                    ISLAND BRANCH, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE BANK OF NOVA SCOTIA, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    SCOTIABANK EUROPE PLC, as Lender for
                                    Revolving Loans made in Alternative
                                    Currencies, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    SALOMON BROTHERS HOLDING
                                    COMPANY INC., as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                       Signature Page - Fifth Amendment

                                    FIRSTSTAR BANK, N.A., as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK ONE, NA, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    SOVEREIGN BANK, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE INC., as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                       Signature Page - Fifth Amendment

                                    THE FUJI BANK LIMITED, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    BANK LEUMI LE-ISRAEL, B.M.,
                                    MIAMI AGENCY, as Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                       Signature Page - Fifth Amendment

                                  SCHEDULE 1.1


---------------------------------- ----------------------------- ----------------------
                                                                      Commitment
             Lenders                   Commitment (Dollars)           Percentage
             -------                   --------------------           ----------
---------------------------------- ----------------------------- ----------------------
First Union National Bank and            $ 24,166,666.67                 19.33%
its Lender Affiliates
---------------------------------- ----------------------------- ----------------------
Salomon Brothers Holding Company         $ 14,166,666.67                 11.33%
Inc.
---------------------------------- ----------------------------- ----------------------
Bank of America, N.A.                    $ 13,333,333.33                 10.67%
---------------------------------- ----------------------------- ----------------------
Wachovia Bank N.A.                       $ 13,333,333.33                 10.67%
---------------------------------- ----------------------------- ----------------------
SunTrust Bank                            $ 11,666,666.67                  9.33%
---------------------------------- ----------------------------- ----------------------
Fleet National Bank                      $ 10,000,000.00                  8.00%
---------------------------------- ----------------------------- ----------------------
Firststar Bank, N.A.                     $  6,666,666.67                  5.33%
---------------------------------- ----------------------------- ----------------------
The Bank of Nova Scotia and its          $  6,666,666.67                  5.33%
Lender Affiliates
---------------------------------- ----------------------------- ----------------------
Bank One, NA                             $  5,000,000.00                  4.00%
---------------------------------- ----------------------------- ----------------------
Sovereign Bank                           $  5,000,000.00                  4.00%
---------------------------------- ----------------------------- ----------------------
Bank Austria Creditanstalt               $  5,000,000.00                  4.00%
Corporate Finance Inc.
---------------------------------- ----------------------------- ----------------------
The Fuji Bank Limited                    $  4,166,666.67                  3.33%
---------------------------------- ----------------------------- ----------------------
DG Bank Deutsche                         $  3,333,333.33                  2.67%
Genossenschaftsbank Cayman
Islands Branch
---------------------------------- ----------------------------- ----------------------
Bank Leumi Le-Israel, B.M.,              $  2,500,000.00                  2.00%
Miami Agency
---------------------------------- ----------------------------- ----------------------
TOTAL:                                   $125,000,000.00                100.00%
---------------------------------- ----------------------------- ----------------------